UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 October 1, 2003


                            OREGON STEEL MILLS, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                      1-9887             94-0506370
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      (State or other jurisdiction of      (Commission        (IRS Employer
       incorporation or organization)       File Number)    Identification No.)

   1000 S.W. Broadway, Suite 2200, Portland, Oregon                97205
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      (Address of principal executive offices)                   (Zip Code)

                                 (503) 240-5226
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              (Registrant's telephone number, including area code)


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    (Former name, former address and former fiscal year, if changed since last report)


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EXPLANATORY NOTE: THIS AMENDMENT IS FILED TO AMEND THE 8-K FILED OCTOBER 1, 2003
TO CORRECT THE ITEM NUMBER FROM ITEM 2 TO ITEM 5 - OTHER EVENTS AND
REGULATION FD DISCLOSURE.


               ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

               On October 1, 2003, Oregon Steel Mills, Inc. issued a press release announcing an acquisition by lease. Attached as
               Exhibit 99.1 is a copy of that press release.

               ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits.

               Exhibit Number              Description
               --------------              -----------

               99.1                        Press release dated October 1, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OREGON STEEL MILLS, INC.



Date:  October 3, 2003                                /s/ Jeff S. Stewart
                                                 -------------------------------
                                                         Jeff S. Stewart
                                                    Corporate Controller
                                                  (Principal Accounting Officer)

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                                  EXHIBIT INDEX

         Exhibit Number                   Description
         --------------                   -----------

         99.1                             Press release dated October 1, 2003.

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